Q3 2013 Earnings Teleconference

October 23, 2013



ATMI

Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2013 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor and life sciences industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2012 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

Please Join Us

ATMI Investor Day
Tuesday, November 19, 2013
9:30 am – 2:30 pm
TKP Conference Center
109 W. 39th Street
New York, NY

For additional information contact:

Troy Dewar, CFA
Director, Investor Relations
and Corporate Communications
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

ATMI

Q3 2013 Summary

- Microelectronics revenues lower due to:
  - Uncertain market conditions
  - Customer inventory management and purchasing delay
  - Customer material efficiency gains
  - Isolated pricing pressures
  - Lower new product sales
- LifeSciences up on strong growth in single-use products, including mixers, bioreactors, and bioprocess vessels
- Achieved targeted reductions in cost structure
- Significant cash flow from operations
- Progress on license and production ramp for eVOLV™

Continued momentum in growth platforms

Continued Progress on Strategic Priorities

Grow the business

- Microelectronics – win advanced nodes at key semiconductor accounts
- LifeSciences – leverage intellectual property and technology in biopharmaceutical industry adoption of single-use technology
- eVOLV™ – sign additional license agreements in 2013 and 2014; royalty revenues beginning H214
- BrightBlack® –develop and deploy carbon technology for new gas capture, storage, purification and delivery applications

Improve profitability

- Introduce differentiated, highly valued products
- Drive cost reductions to improve financial performance

Generate greater return on capital

- Maximize returns on strategic investments
- Capital allocation strategy to enhance shareholder value creation

Committed To Growth, Driven By Proven Technology And Engaged People

ATMI

ATMI

$M (except per share data)	Q3 2013	Q3 2012	%Δ	Q2 2013	%Δ
Revenue	**100.2**	108.8	*(8%)*	102.0	*(2%)*
Gross profit	**46.3**	54.4	*(15%)*	48.7	*(5%)*
Gross margin	***46%***	*50%*		*48%*	
Operating income	**11.0**	20.5	*(46%)*	12.7	*(13%)*
Operating margin	***11.0%***	*19%*		*12.5%*	
Net income	**8.4**	14.4	*(41%)*	9.4	*(11%)*
EPS	**$0.26**	$0.44		$0.29	

Q3 2013 Revenues by Segment


Microelectronics 88%
LifeSciences 12%

Q3 2013 Revenues by Geography


Asia 68%
North America 20%
Europe 12%

- Revenues down 8% Y/Y as lower Microelectronics revenues were partially offset by strong growth in LifeSciences
- GM slipped due primarily to lower volumes and unfavorable product mix in Microelectronics
- Operating income includes $1.5M ($0.03/share) of one-time expenses in Q3 2013 and $4.5M ($0.09/share) of one-time benefits in Q3 2012
- Effective tax rate 26.6% in Q313 and 28.5% YTD; FY 2013 ETR expected to be ~30%

Microelectronics

$M	Q3 2013	Q3 2012	%Δ	Q2 2013	%Δ
Revenues	**87.8**	98.5	(11%)	89.4	(2%)
Gross margin	***48%***	*52%*		*49%*	
Operating income	**25.3**	34.4	(26%)	26.9	(6%)
Operating margin	***28.8%***	*34.9%*		*30.1%*	

Q3 2013 Microelectronics Revenues by Product


Implant 30%
Cu Materials 50%
Liquid Packaging 14%
Other 6%

Q3 2013 Microelectronics Revenues by Sector


Memory 25%
Logic 68%
Flat Panel Display 7%

- Lower revenues due to soft wafer starts, customer order timing and ramp delays, and material efficiency gains by certain customers
- Decline in operating margin Y/Y due primarily to lower gross margin (lower volumes and unfavorable product mix)
- Q3 2012 includes $4.5M of one-time items (non-recurring royalty revenue and CDA reimbursement); excluding these items, revenues down 8% and operating income down 15% Y/Y
- Initiatives taken to reduce costs; targeting ongoing future cost savings of ~$10M annually

ATMI

LifeSciences

$M	Q3 2013	Q3 2012	%Δ	Q2 2013	%Δ
Revenues	**12.3**	10.4	18%	11.9	3%
Gross margin	***36%***	*28%*		*38%*	
Operating income	**(0.9)**	(2.1)	NM	(1.7)	NM
Operating margin	***(7.4%)***	*(20.6%)*		*(14.1%)*	

Q3 2013 LifeSciences Revenues by Product


SUT Consumables 37%
SUT Equipment 15%
SUT IP 5%
Sterile Packaging 43%

- Record revenues on increased demand for single-use technology (SUT) products, especially consumables
  - Growth in SUT is accelerating
  - Sequential growth in Q313, reversing typical trends of Q3 sequential decline
- GM improved Y/Y on higher volumes and more favorable mix
- Continue to expect breakeven in Q4 2013 at ~$15M of quarterly revenues
- Technology investments position business to offer differentiated products to our customers

ATMI

Other Financial Data

$M	Q3 2013	Q3 2012	Q2 2013
Cash and marketable securities	**138.3**	139.3	124.6
Cash from operating activities	**35.9**	20.3	9.6
Capital Expenditures	**10.9**	5.2	15.3
Depreciation & Amortization	**7.3**	6.9	7.2
Headcount	**846**	825	850

- Cash balance grew to $138.3M from $124.6M during the quarter on strong operating cash flow
- Capex expected to be $40-45M for FY 2013, including Korea facility; capex will wind down in Q4 as Korean facility is completed
- Q3 2013 includes $3M of investments in LifeSciences technology
- Repurchased $3M shares during Q3 2013; YTD share repurchase $13M

ATMI

Outlook

- Microelectronics
  - Industry forecasts call for 5-10% wafer start growth in 2014
  - Incremental margin improvement through volume and mix benefit and ongoing cost reductions
  - Growth from new products should accelerate as customers ramp
- LifeSciences
  - Confident in our long-term revenue CAGR of 20-30%
  - GM improving through volume benefit and mix shift to consumables; managing to quarterly profit at ~$15M of quarterly revenue in Q4 2013
- eVOLV
  - Additional license revenue expected in Q413 and 2014
  - Royalty revenue beginning in H214
- Long-term growth outlook favorable
  - Growth in advanced nodes
  - Acceleration of demand in single-use technology
  - Growing revenues from eVOLV
  - Carbon application development work on plan
  - Operating profit margin >20% in H214

Favorable Long-term Trends to Build Shareholder Value

ATMI®

Thank you for your interest.
For additional information contact:

Troy Dewar, CFA
Director, Investor Relations
and Corporate Communications
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

Appendix

ATMI

ATMI – a technology company enabling Process Efficiency gains for our customers

Revenues ($M)


$367
$390
$407
$307
$302
2010
2011
2012
9M 2012
9M 2013

Operating Income ($M)*


$42
$47
$59
$44
$34
2010
2011
2012
9M 2012
9M 2013

*Excludes $84.6M charge for contract termination in Q4 2011

- Diverse Technology Portfolio
  - >1,000 patents granted since founding
  - Formulated and synthesized materials
  - High-integrity material delivery and processing systems
- Global development, manufacturing and support
- Strategic focus on enabling customer Process Efficiency gains

ATMI

Microelectronics – enabling technology for semiconductor manufacturing

Revenues ($M)


$336
$351
$366
$276
$265
2010
2011
2012
9M 2012
9M 2013

Operating Income ($M)*


$94
$98
$109
$86
$77
2010
2011
2012
9M 2012
9M 2013

*Excludes $84.6M charge for contract termination in Q4 2011

- Innovative materials and material delivery systems for semiconductor and flat panel display
- Improving profitability through reduced cost structure and new product introductions
- Focus on customer engagement to collaboratively develop new materials for advanced nodes
- Expanding Asian manufacturing presence
- Objective is to grow revenues more quickly than wafer starts

ATMI

LifeSciences – trusted single-use technology partner


Revenues ($M)
$31
$38
$42
$31
$36
2010
2011
2012
9M 2012
9M 2013
Sterile Packaging
SUT


Operating Income (Loss) ($M)
($4)
($6)
($4)
($5)
($4)
2010
2011
2012
9M 2012
9M 2013

- Serving critical and cutting-edge life science applications
- Enables product development life cycle optimization
- Creates entirely new market segment
- Single-use technology (SUT) products growing faster than sterile packaging
- Nearing growth inflection point
  - Expected to grow ~20-30% CAGR over next several years
  - Managing to achieve quarterly profit at ~$15M of quarterly revenue
  - As mix of consumables grow, gross margins should approach corporate average
  - Positioned to benefit from R&D investment

ATMI